Form 10-K, Exhibit 13
period 2003-12-31
Interstar Millennium Series 2003-1G
filed 2004-10-19
CIK 1293542

EXHIBIT 13.1

      NOTEHOLDERS REPORTS FOR THE AUGUST 27, 2003 AND THE NOVEMBER 28, 2003
                                 PAYMENT DATES



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 6-K

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                            Report of Foreign Issuer
                      Pursuant to Rule 13a-16 or 15d-16 of
                       the Securities Exchange Act of 1934


For the Collection Period ending August 18, 2003


                INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED,
                    (in its capacity as trust manager for the
                   Interstar Millenium Series 2003-1G Trust)
          -------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


       Level 28, 367 Collins Street, Melbourne, Victoria, 3000, Australia
       -------------------------------------------------------------------
                    (Address of Principal Executive Offices)


         Indicate by check mark whether the registrant files or will file annual reports under cover Form 20-F or Form 40-F.


                  Form 20-F  [X]           Form 40-F  [ ]

         Indicate by check mark whether the registrant by furnishing the information contained in this Form is also thereby furnishing the information to the Commission pursuant to Rule 12g3-2(b) under the Securities Exchange Act of 1934.

                    Yes  [ ]                  No   [X]

         If "Yes" is marked, indicate below the file number assigned to the registrant in connection with Rule 12g3-2(b): 82-_______________________.

OTHER EVENTS

On February 27, 2003 Interstar Securitisation Management Pty Limited, in its capacity as Trust Manager (the Trust Manager) of the Interstar Millenium Series 2003-1G Trust (the Trust), publicly issued US$750,000,000 of Class A2 Mortgage Backed Floating Rate Notes due May 2035 and US$15,500,000 of Class B1 Mortgage Backed Floating Rate Notes due May 2035 (the Notes) pursuant to a registration statement (No. 333-102569) declared effective on February 12, 2003. Interstar Securitisation Management Pty Limited was the manager for the issuance of the Notes. Capitalized terms used in this Form 6-K and not defined have the same meanings given to them in the prospectus related to the Notes.

On May 27, 2003, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

On August 27, 2003, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Interstar Millennium Series 2003-1G Trust, by the undersigned, thereunto duly authorized.

                                         Interstar Securitisation Management Pty
                                         Limited, (in its capacity as trust
                                         manager for the Interstar Millennium
                                         Series 2003-1G Trust) (Registrant)

Dated: September 17, 2003



                                    By:  /S/  SAM KYRIACOU
                                       -----------------------------------------
                                       Name:  Sam Kyriacou
                                       Title: Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------

 99.1             Quarterly Noteholders Report Related to the August 27, 2003
                  Distribution

                                                                    Exhibit 99.1


                    INTERSTAR MILLENNIUM SERIES 2003-1G TRUST

     Quarterly Noteholders Report Related to the August 27, 2003 Distribtion



Aggregate  principal amount of each class of notes as at the            A2 Notes:  USD $730,250,475.00
first  day after  the  Payment  Date  occurring  during  the                       AUD $1,237,075,886.41
collection period:                                                      B1 Notes:  USD $15,091,483.15
                                                                                   AUD $24,384,813.07


Aggregate  amount of interest payable on each class of notes            A2 Notes:  USD $2,892,603.27
on the Payment Date being 27th August 2003:
                                                                        B1 Notes:  USD $82,149.93


Aggregate  of  principal  payments  to be made in respect to            A2 Notes:  USD $36,702,693.94
each class of notes on the Payment Date being 27th August 2003:
                                                                        B1 Notes:  USD $758,522.34


Income for the collection period:                                       AUD $22,914,764.09


The Mortgage Principal Repayments for the collection period:            AUD $92,781,845.00


Expenses of the trust for the collection period:                        AUD $19,265,900.88


Aggregate  of all redraws on the  housing  loans made during            AUD $24,473,412.00
the collection period:


Interest  rates  (US all in) applicable for interest period             A2 Notes: 1.4100%
ending 28th November 2003:                                              B1 Notes: 1.9900%

The scheduled and unscheduled  payments of principal  during            Scheduled:      AUD $2,053,644.00
the collection period:                                                  Unscheduled:    AUD $90,728,201.00


Aggregate of outstanding balances of housing loans as at the            18 August 2003: AUD $1,293,214,745.00
last of day of the collection period:


Delinquency  and loss statistics with respect to the housing            Loss:
loans as at the last day of the collection period                       Nil
                                                                        Delinquency:
                                                                        0-29     1.83%
                                                                        30-59    0.26%
                                                                        60+      0.12%

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 6-K

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                            Report of Foreign Issuer
                      Pursuant to Rule 13a-16 or 15d-16 of
                       the Securities Exchange Act of 1934


For the Collection Period ending November 18, 2003


                INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED,
                    (in its capacity as trust manager for the
                   Interstar Millenium Series 2003-1G Trust)
          -------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


       Level 28, 367 Collins Street, Melbourne, Victoria, 3000, Australia
       -------------------------------------------------------------------
                    (Address of Principal Executive Offices)


         Indicate by check mark whether the registrant files or will file annual reports under cover Form 20-F or Form 40-F.


                  Form 20-F  [X]           Form 40-F  [ ]

         Indicate by check mark whether the registrant by furnishing the information contained in this Form is also thereby furnishing the information to the Commission pursuant to Rule 12g3-2(b) under the Securities Exchange Act of 1934.

                    Yes  [ ]                  No   [X]

         If "Yes" is marked, indicate below the file number assigned to the registrant in connection with Rule 12g3-2(b): 82-_______________________.

OTHER EVENTS

On February 27, 2003 Interstar Securitisation Management Pty Limited, in its capacity as Trust Manager (the Trust Manager) of the Interstar Millenium Series 2003-1G Trust (the Trust), publicly issued US$750,000,000 of Class A2 Mortgage Backed Floating Rate Notes due May 2035 and US$15,500,000 of Class B1 Mortgage Backed Floating Rate Notes due May 2035 (the Notes) pursuant to a registration statement (No. 333-102569) declared effective on February 12, 2003. Interstar Securitisation Management Pty Limited was the manager for the issuance of the Notes. Capitalized terms used in this Form 6-K and not defined have the same meanings given to them in the prospectus related to the Notes.

On May 27, 2003, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

On August 27, 2003, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

On November 28, 2003, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Interstar Millennium Series 2003-1G Trust, by the undersigned, thereunto duly authorized.

                                         Interstar Securitisation Management Pty
                                         Limited, (in its capacity as trust
                                         manager for the Interstar Millennium
                                         Series 2003-1G Trust)
                                         ---------------------------------------
                                         (Registrant)


Dated: December 15, 2003

                                    By:   /S/ SAM KYRIACOU
                                       -----------------------------------------
                                       Name:  Sam Kyriacou
                                       Title: Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------

 99.1             Quarterly Noteholders Report Related to the November 28, 2003
                  Distribution

                                                                    Exhibit 99.1


                    INTERSTAR MILLENNIUM SERIES 2003-1G TRUST

     Quarterly Noteholders Report Related to the November 28, 2003 Distribtion



Aggregate principal amount of each class of notes as at the             A2 Notes:  USD $693,547,781.05
first day after the Payment Date occurring during the                              AUD $1,165,911,003.01
collection period:
                                                                        B1 Notes:  USD $14,333,320.81
                                                                                   AUD $22,982,035.44


Aggregate amount of interest payable on each class of notes             A2 Notes:  USD $2,526,247.79
on the Payment Date being 28th November 2003:
                                                                        B1 Notes:  USD $73,685.21


Aggregate of principal payments to be made in respect to each           A2 Notes:  USD $40,866,188.66
class of notes on the Payment Date being 28th November 2003:
                                                                        B1 Notes:  USD $844,567.90


Income for the collection period:                                       AUD $21,998,054.59


The Mortgage Principal Repayments for the collection period:            AUD $103,114,144.92


Expenses of the trust for the collection period:                        AUD $18,668,296.95


Aggregate of all redraws on the housing loans made during the           AUD $26,893,986.53
collection period:


Interest rates (US all in) applicable for interest period               A2 Notes:  1.4400%
ending 26th February 2004:                                              B1 Notes:  2.0200%


The scheduled and unscheduled payments of principal during              Scheduled:    AUD   $1,943,321.66
the collection period:                                                  Unscheduled:  AUD $101,170,823.26


Aggregate of outstanding balances of housing loans as at the            18 November 2003: AUD $1,216,994,587.00
last of day of the collection period:


Delinquency and loss statistics with respect to the housing             Loss:  Nil
loans as at the last day of the collection period
                                                                        Delinquency:   0-29      1.54%
                                                                                      30-59      0.50%
                                                                                      60+        0.32%



                                  Page 1 of 1